FORM 8-K
Exhibit 99.1

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 16, 2000
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(Date of Report)

NATIONAL CITY CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	1-10074	34-1111088
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 East Ninth Street, Cleveland, Ohio		44114
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(Address of principal executive offices)		(Zip Code)

(216) 575-2000
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(Registrant’s telephone number, including area code)

Item 5. Other Events

      On October 16, 2000, the Registrant issued a News Release reporting earnings for the third quarter and first nine months of Fiscal Year 2000.

      Reference is made to the News Release, dated October 16, 2000, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None

      b) PRO FORMA FINANCIAL INFORMATION: None.

      c) EXHIBITS:

      99.1 News Release, dated October 16, 2000 incorporated HEREIN by reference.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 16, 2000	By /s/ David L. Zoeller

David L. Zoeller Senior Vice President and General Counsel